Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, John W. Smithson, President and Chief Executive Officer of PMA Capital Corporation, do hereby certify, to the best of my knowledge, that, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, the information contained in the Quarterly Report of PMA Capital Corporation on Form 10-Q for the quarterly period ended September 30, 2002, filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of PMA Capital Corporation.

/s/ John W. Smithson
John W. Smithson President and Chief Executive Officer

November 7, 2002